SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

      Filed by the registrant [X]

      Filed by a party other than the registrant [   ]

      Check the appropriate box:

      [   ]  Preliminary proxy statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X]  Definitive proxy statement

      [   ]  Definitive additional materials

      [   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

RTW, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [X]  No fee required.

      [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

      [   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2)  Form, schedule or registration statement no.:

      (3)  Filing party:

      (4)  Date filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 19, 2000

       Notice is hereby given that the Annual Meeting of Shareholders of RTW, Inc. will be held at the Radisson Hotel South and Plaza Tower, 7800 Normandale Lake Boulevard, Bloomington, Minnesota 55439, on December 19, 2000 at 3:30 p.m., local time, for the following purposes:

1.	To approve the selection of Deloitte & Touche LLP as independent auditors for the Company for fiscal year 2000.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed November 10, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

/s/ Jeffrey B. Murphy
Jeffrey B. Murphy, Secretary

Bloomington, Minnesota

November 17, 2000

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

PROXY STATEMENT

      This Proxy Statement is furnished to the shareholders of RTW, Inc. (“RTW” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on December 19, 2000 or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s common stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

      Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; if not so revoked, the shares represented by such proxy will be voted. The Company’s principal offices are located at 8500 Normandale Lake Boulevard, Suite 1400, Bloomington, MN 55437, and its telephone number is (952) 893-0403. The mailing of this proxy statement to shareholders of the Company commenced on or about November 17, 2000.

      A total of 10,292,839 shares of common stock, no par value, will be entitled to vote at the meeting. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

      Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. If the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, however, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
AND MANAGEMENT

      The following table includes information as of October 1, 2000 concerning the beneficial ownership of common stock of the Company by (i) the only shareholders known to the Company to hold more than five percent of the common stock of the Company, (ii) each executive officer, (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.

			Acquirable
	Common		within	Shares held		Percentage
Name	Stock		60 days(1)	by ESOP(2)	Total	Owned

Resource Trust Company	1,470,518	(3)	—	—	1,470,518	14.3%
900 Second Avenue South, Suite 300
Bloomington, MN 55402

The Kaufmann Fund, Inc.	1,170,100	(4)	—	—	1,170,100	11.4%
140 East 45th Street, 43rd Floor
New York, NY 10017

David C. Prosser	1,053,539	(5)	—	—	1,053,539	10.2%
20645 Radisson Road
Shorewood, MN 55331

Wasatch Advisors, Inc.	792,739	(6)	—	—	792,739	7.7%
150 Social Hall Avenue, Suite 400
Salt Lake City, UT 84111

Dimensional Fund Advisors	650,500	(7)	—	—	650,500	6.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

John W. Prosser	619,133	(8)	—	—	619,133	6.0%
6358 Oxbow Bend
Chanhassen, MN 55317

Carl B. Lehmann	68,679		519,049	99	587,827	5.4%

Vina L. Marquart	124,135		19,332	103,293	246,760	2.4%

Jeffrey B. Murphy	6,313		12,012	103,293	121,618	1.2%

Anthony J. Rotondi	2,000		66,666	48	68,714	*

Steven M. Rothschild	52,500		14,166	—	66,666	*

Mark E. Hegman	26,500		14,166	—	40,666	*

David J. LeBlanc	6,639		22,039	75	28,753	*

David R. Hubers	—		6,666	—	6,666	*

Debora S. Allen			5,523	72	5,595	*

All Executive Officers and Directors as a Group (10 persons)	1,340,305	(5)	679,619	103,293	2,123,217	19.4%

*	Indicates ownership of less than one percent.

(1)	Includes options to purchase shares that are or will become exercisable within 60 days of October 1, 2000.

(2)	Includes 103,293 shares held by the RTW, Inc. Employee Stock Ownership Plan for which certain executive officers act as trustees. The trustees disclaim any beneficial ownership except for the shares allocated to their accounts.

(3)	Based on a Schedule 13G dated February 10, 2000 filed with the Securities and Exchange Commission.

(4)	Based on a Schedule 13F dated October 10, 2000 filed with the Securities and Exchange Commission.

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(5)	Includes 51,940 shares owned by the David C. and Margaret F. Prosser Foundation of which Mr. Prosser is President and for which he serves as trustee.

(6)	Based on a Schedule 13F dated August 14, 2000 filed with the Securities and Exchange Commission.

(7)	Based on a Schedule 13F as of September 30, 1999 filed with the Securities and Exchange Commission and 102,500 shares purchased by the fund subsequent to the filing.

(8)	Includes (i) 63,450 shares owned by Polly Jane Wolner Children’s Trust and (ii) 11,550 shares owned by Polly J. Wolner 1994 Irrevocable Trust for which John W. Prosser acts as trustee. John W. Prosser disclaims any beneficial ownership for shares held by these trusts.

PROPOSAL ONE — APPROVAL OF INDEPENDENT AUDITORS

      Deloitte & Touche LLP has been reappointed by the Board of Directors as the Company’s auditors for the current year. Although shareholder approval is not required, the Board of Directors is requesting shareholder ratification of the appointment of Deloitte & Touche LLP.

      A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors recommends that the shareholders vote “for” the proposal to approve the reappointment of Deloitte & Touche LLP and the endorsed proxy will be so voted unless a contrary vote is indicated. In the event the reappointment of Deloitte & Touche LLP is not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

      The Board of Directors recommends the reappointment of Deloitte & Touche LLP as the Company’s independent auditors.

ANNUAL REPORT

      An Annual Report of the Company setting forth the Company’s activities and containing consolidated financial statements of the Company for the fiscal year ended December 31, 1999 accompanies this Notice of Annual Meeting and proxy solicitation material.

DIRECTORS

      Pursuant to the terms of the Company’s Articles of Incorporation, the Company’s Board of Directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. Vacancies on the Board of Directors and newly created directorships can be filled by vote of a majority of the directors then in office.

      The Company is not proposing to elect any persons as directors at this year’s Annual Meeting of Shareholders. The Company’s directors are currently David C. Prosser, David R. Hubers, Steven M. Rothschild, Carl B. Lehmann and Mark E. Hegman. The terms of Messrs. Prosser, Hubers and Rothschild expire at the 2001 Annual Meeting of Shareholders, while the terms of Mr. Lehmann and Mr. Hegman expire at the 2002 Annual Meeting of Shareholders.

      In addition to these directors, J. Alexander Fjelstad III served as a director in the class whose term expired at the 2000 Annual Meeting. Mr. Fjelstad resigned as a director of the Company in April 2000. At the current time, the Company has not identified any additional candidates to replace Mr. Fjelstad or otherwise to serve as a director. The Company currently anticipates that at its 2001 Annual Meeting it will nominate directors both for a two-year term ending at the 2003 Annual Meeting and for a three-year term ending at the 2004 Annual Meeting.

      Biographical and other information about the Company’s directors is included in the Company’s Form 10-K as amended and filed with the Securities and Exchange Commission.

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SHAREHOLDER PROPOSALS

      Securities and Exchange Commission (SEC) Rule 14a-8 permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement if the proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the SEC proxy rules. The RTW, Inc. 2001 Annual Meeting of Shareholders is expected to be held on or about May 29, 2001. Proxy materials for that meeting are expected to be mailed on or about April 20, 2001. Under SEC Rule 14a-8, shareholder proposals to be included in the RTW, Inc. proxy statement for that meeting must be received by RTW, Inc. on or before December 22, 2000.

      For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2001 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on March 6, 2001 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on March 6, 2001.

OTHER MATTERS

      The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

      Shareholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K, including amendments, financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: RTW, Inc., P.O. Box 390327, Bloomington, Minnesota 55439, Attention: Investor Relations, or by calling the Company at (952) 893-3740.

By the Order of the Board of Directors

/s/ Jeffrey B. Murphy
Jeffrey B. Murphy, Secretary

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RTW, Inc.

ANNUAL MEETING OF STOCKHOLDERS

December 19, 2000
3:30 PM

Radisson Hotel South and Plaza Tower

7800 Normandale Lake Boulevard

Bloomington, MN55439

RTW, Inc.
8500 Normandale Lake Boulevard, Suite 1400, Bloomington, MN 55437

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 19, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Item 1.

The undersigned hereby appoints Carl B. Lehmann and Jeffrey B. Murphy, or any one or more of them, proxies with full power of substitution to vote in their discretion cumulatively all shares of stock of RTW, Inc. of record in the name of the undersigned at the close of business on November 10, 2000, at the Annual Meeting of Stockholders to be held on December 19, 2000, or at any adjournment or adjournments, hereby revoking all former proxies.

      See reverse for voting instructions

[Arrow pointing down] Please detach here [Arrow pointing down]

The Board of Directors Recommends a Vote FOR Item 1.

1.	APPROVAL OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2000: [ ] For [ ] Against [ ] Abstain

2.	IN THEIR DISCRETION UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSAL 1 IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND “FOR” SUCH PROPOSAL IF THERE IS NO SPECIFICATION.

Address Change? Mark Box [ ]
Indicate changes below:

Date

Signature(s) in Box

      Please sign exactly as your name(s) appear on Proxy.  If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.